                                                                   Exhibit 10.17

                                   AMENDMENT
                                      TO
                   INFRAMETRICS, INC. SHAREHOLDERS AGREEMENT

     This Amendment to Shareholders Agreement (the "Amendment") is made and entered into as of October 27, 1999, by and among FLIR Systems, Inc., an Oregon corporation ("Acquiror"), Inframetrics, Inc., a Delaware corporation ("Target") and each of the former shareholders of Target identified on the signature page hereto (each a "Shareholder" and collectively, the "Shareholders").

     WHEREAS, Acquiror, Target and the Shareholders (together, the "Parties" entered into the Inframetrics, Inc. Shareholders Agreement dated as of March 19, 1999 (the "Agreement") in connection with that certain Agreement and Plan of Merger dated as of March 19, 1999 (the "Merger Agreement") by and among Acquiror, Irabu Acquisition Corporation, Target and the Shareholders.

     WHEREAS, the Parties desire to amend and restate certain provisions of the Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the Parties hereto hereby agree as follows:

     1. Capitalized terms used herein but not defined herein shall have their defined meanings as set forth in the Merger Agreement.

     2. The last sentence of Section 4(b) of the Agreement is hereby deleted in its entirety.

     3. Section 7 of the Agreement is hereby amended and restated in its entirety as follows:

         7.    Registration of Shares Issued in the Merger.

               (a) Registrable Shares. For purposes of this Agreement
                   ------------------
     "Registrable Shares" shall mean the shares of Acquiror Common Stock issued in the Merger, including any and all Escrow Shares, but excluding shares of Acquiror Common Stock issued in the Merger that have been sold or otherwise transferred by the shareholders of Target who initially received such shares in the Merger prior to the effective date of the Registration Statement (as defined below) (collectively, the "Holders") and excluding shares of Acquiror Common Stock issuable upon exercise of Target Options (the issuance of which has been registered on Form S-8); provided, however, that a distribution of shares of Acquiror Common Stock issued in the Merger without additional consideration, to underlying beneficial owners (such as the general and limited partners, shareholders or trust beneficiaries of a Holder) shall not be deemed such a sale or transfer for purposes of this
     Section 7 and such underlying beneficial owners shall be entitled to the same rights under this Section

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     7 as the initial Holder from which the Registrable Shares were received and shall be deemed a Holder for the purposes of this Section 7; and provided further that, in the case of Elbit Limited, the sale or transfer of the Acquiror Common Stock issued in the Merger by operation of law in a transaction in which all of the outstanding equity interests of Elbit are acquired by another party shall not be deemed such a sale or transfer and such party shall be entitled to the same rights under this Section 7 as Elbit Limited and shall be deemed a Holder for the purposes of this Section 7.

               (b) Immediate Shelf Registration.  On or before November 10,
                   ----------------------------
     1999, Acquiror shall file with the SEC a shelf registration statement on Form S-1 under the Securities Act with respect to the Registrable Shares (the "Initial Shelf Registration Statement") and effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations) as any Selling Stockholder may reasonably request (it being understood that each Holder hereby requests qualification or other clearance for the sale of Registrable Shares in the states of the United States) and that would permit or facilitate the sale of Registrable Shares. Acquiror shall maintain the effectiveness of the Initial Shelf Registration Statement and other applicable registrations, qualifications and compliances for up to eighteen (18) months (the "Registration Effective Period") from the date that the Initial Shelf Registration Statement first becomes effective (the "Initial Shelf Effective Date"); provided, however, that Acquiror shall not be required to maintain the effectiveness of the Initial Shelf Registration Statement after the effective date of a registration statement on Form S-3 covering the Registrable Shares. Following the Initial Shelf Effective Date, the Selling Stockholders shall be permitted (subject in all cases to the provisions of paragraph (e) of this Section 7) to offer and sell Registrable Shares in the manner described in the Initial Shelf Registration Statement. In the event that the Registrable Shares of any Selling Stockholder are withdrawn from the Initial Shelf Registration Statement in connection with a registration pursuant to paragraph (c) below and all Registrable Shares held by such Selling Stockholder are not sold thereunder, Acquiror shall, upon request, take such action as may be required to cause such Registrable Shares to be covered by a shelf registration statement and maintain the effectiveness of such registration statement for up to twelve months from the effective date of such shelf registration statement.

               (c)  Request for Registration
                    ------------------------

                    (1) If Acquiror shall receive at any time after October 27, 1999, a written request from the Holders of Registrable Shares that Acquiror file a registration statement under the Securities Act covering at least thirty-five (35) percent of the Registrable Shares (or, in the case of a request for registration pursuant to subparagraph (6), the percentage specified therein), then

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     Acquiror shall, within ten (10) days after the receipt thereof, give written notice of such request to all Holders and shall, subject to the provisions hereof, effect as soon as practicable, and in any event shall use its best efforts to effect within 120 days of the receipt of such request, the registration under the Securities Act of all Registrable Shares that the Holders request to be registered within 20 days of the mailing of such notice by Acquiror. Acquiror shall use its best efforts to maintain the effectiveness of such registration statement until the earlier of (i) the completion of the sale of all Registrable Shares included in the registration, or (ii) the first anniversary of the effective date of such registration statement.

               (2) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise Acquiror as a part of their request made pursuant to this Agreement and Acquiror shall include such information in the written notice referred to in this section. In such event, the right of any Holder to include his or her Registrable Shares in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Acquiror) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders. Such underwriter or underwriters shall be reasonably acceptable to Acquiror.

               (3) Notwithstanding any other provision of this Agreement, if the underwriter advises Acquiror in writing that marketing factors require a limitation of the number of shares to be underwritten, then Acquiror shall so advise all Holders of Registrable Shares that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Shares that may be included in the underwriting shall be allocated among all Holders who have requested the inclusion of Registrable Shares in the registration in proportion (as nearly as practicable) to the number of shares of Acquiror Common Stock owned by each such requesting shareholder; provided, however, that the rights of the Holders to include Registrable
     --------  -------
     Shares in the registration shall be subject to the rights and obligations of the parties to the Registration Rights Agreement dated as of December 1, 1997 by and among FLIR, Spectra-Physics AB, Spectra-Physics Holdings PLC and Pharos Holdings, Inc. Any Registrable Shares excluded or withdrawn from such underwriting shall be withdrawn from the registration.

               (4) Notwithstanding the foregoing, if Acquiror shall furnish to Holders requesting registration pursuant to this Agreement, a certificate signed by the Chairman of the Board of Directors of Acquiror stating that in the good faith judgment of the Board of Directors of Acquiror, the filing of such registration

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     statement would have a material adverse effect on Acquiror and it is therefore essential to defer the filing of such registration statement, Acquiror shall have the right to defer the filing of such registration statement for a period of not more than 90 days after receipt of the request of the Initiating Holders (the "Deferral Right"); provided, however, that the Deferral Right shall not be exercised more than once in any twelve (12) month period, except in the event that one or more requests for registration are withdrawn pursuant to the following proviso; and provided, further, that in the event that the Deferral Right is exercised, the Initiating Holders shall be entitled to withdraw such request for registration and, if the request is withdrawn, such requests for registration will not count as one of the permitted requests for registration hereunder.

               (5) Except as otherwise provided in subsection (6) of this paragraph (c), the Holders shall be limited to one (1) request for registration pursuant to this paragraph (c).

               (6) If any Registrable Shares are excluded from a registration pursuant to subparagraph (3) of this paragraph (c) (the "Excluded Shares") the Holders of the Excluded Shares shall be entitled to such additional requests for registration pursuant to this paragraph (c) as may be required to permit the registration of the Excluded Shares; provided, however, that
     (i) only those Registrable Shares that were Excluded Shares in the immediately preceding registration pursuant to this paragraph (c) shall be entitled to participate in any additional request for registration pursuant to this subparagraph (6), (ii) each request for registration of Excluded Shares must cover at least thirty-five (35) percent of the Registrable Shares that constitute Excluded Shares at the time of such request, and,
     (iii) in no event shall Acquiror be obligated to effect more than two (2) registrations pursuant to this paragraph (c) in any twelve month period.

          (d)  Form S-3 Registration Acquiror shall use its best efforts to
               ---------------------
     become eligible to use Form S-3 for the resale of shares of Acquiror Common Stock by Acquiror's shareholders under the Securities Act and to continue thereafter to qualify at all times for registration of its capital stock for resale by Acquiror's shareholders on Form S-3 or a successor form. After April 1, 2000, any Holder or Holders may deliver to Acquiror a written request that Acquiror effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Shares owned by such Holder or Holders. Upon receipt of such a request, Acquiror will:

               (1) within ten (10) days after receipt of such request, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

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               (2)  as soon as practicable, using its best efforts, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from Acquiror; provided, however, that Acquiror shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section: (i) if Form S-3 is not available for such offering by the Holders, (ii) if the aggregate offering price of the Registrable Shares to be registered does not exceed $500,000, (iii) in any particular jurisdiction in which Acquiror would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance and in which Acquiror was not already qualified to do business or had not yet executed a general consent to service of process, as the case may be, or (iv) if Acquiror shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of Acquiror stating that in the good faith judgment of the Board of Directors of Acquiror and based on the advice of counsel, it would be materially detrimental to Acquiror and its shareholders for such Form S-3 Registration to be effected at such time because it would require the disclosure of a material transaction or other material information, in which event Acquiror shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this section; provided, however, that Acquiror shall not utilize this right to delay the requested registration more than once in any 12 month period; and

               (3) subject to the foregoing, Acquiror shall file a Form S-3 registration statement covering the Registrable Shares and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders received in response to the notice given under subparagraph (1) of this paragraph (d), and use its best efforts to maintain the effectiveness of such registration statement until the earlier of (i) the completion of the sale of all Registrable Shares included in the registration, or (ii) eighteen (18) months after the effective date of such registration statement.

          (e)  Suspension Right.  Notwithstanding any other provision of
               ----------------
     this Section 7, Acquiror shall have the right at any time to require that all Holders suspend further open market offers and sales of Registrable Shares whenever, and for so long as, in the reasonable judgment of Acquiror after consultation with counsel, the use of a registration statement and the prospectus related thereto must be suspended due to the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or

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     necessary to make the statements therein not misleading in the light of the circumstances then existing (the "Suspension Right").  In the event
     Acquiror exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to Acquiror and its shareholders or, if earlier, until such time as the information or event is no longer material, each as determined in good faith by Acquiror after consultation with counsel. Notwithstanding the foregoing, Acquiror shall not impose the Suspension Right at any time for more than thirty (30) consecutive days or more than a total of ninety (90) days during any twelve (12) month period. Acquiror will promptly give the Holders written notice of any such suspension and will use its best efforts to minimize the length of the suspension. The Registration Effective Period shall be extended by a period of time equal to the duration of any period during which the Suspension Right is imposed.

          (f)  Obligations of Acquiror Whenever required under this
               -----------------------
     Agreement to effect the registration of any Registrable Shares, Acquiror shall use its best efforts to:

               (1) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective within the time period specified in paragraphs (b), (c) or (d), as applicable, and, use its best efforts to maintain the effectiveness of such registration statement during the time period specified in paragraphs (b), (c) or (d), as applicable.

               (2) As promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to respond to comments or requests for additional information from the SEC or comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (3) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

               (4) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that Acquiror shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

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               (5)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

               (6) As promptly as reasonably practicable, notify each Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (7)  As promptly as reasonably practicable, notify each Holder
     (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the registration statement or prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose, and (iv) of the receipt by Acquiror of any notification with respect to the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for that purpose.

               (8) Use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement, and if one is issued, use its best efforts to obtain the withdrawal of any stop order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Shares for sale in any jurisdiction at the earliest possible time.

          (g)  Obligations of Holders. Whenever a registration of
               ----------------------
     Registrable Shares is required to be effected under this Agreement.

               (1) Each Holder covenants and agrees that it shall promptly furnish to Acquiror such information regarding themselves or the Registrable Shares held by them, and the intended method of disposition of such securities, and shall execute such documents in connection with such registration, in each case, as shall be reasonably requested by Acquiror in order to effect the registration of its Registrable Shares. Each Holder agrees that it will not effect any disposition of its Registrable Shares that would constitute a sale within the meaning

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     of the Securities Act (including a disposition which qualifies for an exemption from registration thereunder) except in compliance with the Securities Act and the regulations thereunder, including all applicable prospectus delivery requirements.

               (2) Each Holder covenants and agrees that it will promptly advise the Company of any changes in the information concerning such Holder contained in any registration statement required by this Agreement and that such Holder will not make any sale of Registrable Shares pursuant to any registration statement without complying with the prospectus delivery requirements of the Securities Act.

               (3) Each Holder acknowledges that occasionally there may be times (as described in paragraph (e) of this Section 7 when Acquiror must temporarily suspend the use of the prospectus forming a part of a registration statement until such time as an amendment to the registration statement has been filed by Acquiror and declared effective by the SEC, the relevant prospectus supplemented by Acquiror or until such time as Acquiror has filed an appropriate report with the SEC pursuant to the Exchange Act. During any period in which sales are suspended, each Holder covenants and agrees that it will not offer or sell any such Registrable Shares pursuant to the registration statement or any such prospectus.

          (h)  Expenses.  Acquiror agrees to bear the costs and expenses for any
               --------
     registration pursuant to this Section 7. The costs and expenses to be borne by Acquiror for purposes of this Section 7 shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling Holders), legal fees and disbursements of counsel for Acquiror, legal fees and disbursements of one counsel for the Holders in an amount not to exceed $25,000, "blue sky" expenses, accounting fees and registration, filing and qualification fees, but shall not include underwriting commissions or similar charges.

          (i)  Underwriting Requirements. In connection with any offering
               -------------------------
     involving an underwriting of shares of capital stock of Acquiror, Acquiror shall not be required under this Agreement to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between Acquiror and the underwriters.

          (j)  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
     or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          (k)  Reports Under Securities Exchange Act of 1934. With a view to
               ---------------------------------------------
     making available to the Holders the benefits of Rule 144 promulgated under the

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     Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Acquiror to the public without registration, Acquiror agrees to: file with the SEC in a timely manner all reports and other documents required of Acquiror under the Securities Act and the Exchange Act; take all action required as a condition to the availability of Rule 144 (or any successor rule hereinafter in effect) and furnish to any Holder promptly upon written request, so long as the Holder owns any Registrable Shares, (i) a written statement by Acquiror that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Acquiror and such other reports and documents so filed with the SEC by Acquiror, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

               (l)  Indemnification. In the event any Registrable Shares are
                    ---------------
     included in a registration statement under this Agreement:

                    (1) To the extent not prohibited by law, Acquiror will indemnify and hold harmless each Holder, the partners, shareholders, officers, directors, employees and agents (individually, an "Affiliate" and collectively, the "Affiliates") of each holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder, Affiliate or underwriter within the meaning of the Securities Act or the Exchange Act or is under common control with, or is controlled by such Holder, Affiliate or underwriter together with the Affiliates of such controlling person (individually, a "Controlling Person" and collectively, the "Controlling Persons"), against any losses, claims, damages, liabilities (joint or several) or expenses to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Acquiror of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Acquiror will pay to each such Holder, Affiliate, underwriter or Controlling Person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, expense or action if such

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     settlement is effected without the consent of Acquiror (which consent shall not be unreasonably withheld), nor shall Acquiror be liable in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, Affiliate, underwriter or Controlling Person.

                    (2) To the extent not prohibited by law, each selling Holder will indemnify and hold harmless Acquiror, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Acquiror within the meaning of the Securities Act, any underwriter and any other Holder selling securities in such registration statement and any partner, officer, director, or controlling person of any such underwriter or other Holder, against any losses, claims, damages, liabilities (joint or several) or expenses to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this section, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this section exceed the gross proceeds from the offering received by such Holder.

                    (3) Promptly after an indemnified party under this Agreement has actual knowledge of any claim as to which indemnity may be sought (including the commencement of any governmental or other action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Agreement, deliver to the indemnifying party a written notice of such claim and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnified party and the indemnifying party, and the indemnified party may participate in such defense at such party's expense; provided, however, that an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would

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     be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Agreement, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall (except with the consent of the indemnified party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                    (4) If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, liabilities or expenses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, in connection with the Violation(s) that resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (5) The foregoing indemnity agreements of Acquiror and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of an indemnified party if a copy of the Final Prospectus was timely furnished to that indemnified party, that indemnified party had an obligation to furnish the Final Prospectus to the person asserting the loss, liability, claim or damage, and the indemnified party failed to so furnish the Final Prospectus at or prior to the time such action is required by the Securities Act.

Page 11- AMENDMENT TO SHAREHOLDERS AGREEMENT

                    (6) The obligations of Acquiror and Holders under this Agreement shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, and otherwise.

               (m)  Remedies. If, at any time after October 27, 1999, Acquiror
                    ---------
     is in material breach of any material covenant or obligation of Acquiror set forth in this Section 7 then, at the sole discretion of the Holders, the Holders, acting together, shall be entitled to either (i) seek damages and other remedies for such breach, including any and all claims, causes of action, obligations, liabilities, attorneys' fees and costs related thereto, or (ii) receive a payment of late fees from Acquiror in the amount of $10,000 for each day, if any, from the tenth business day after the date Acquiror receives written notice of such breach from the Holders to the date that such breach is cured.

     4. Except as set forth and amended and restated herein, the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed on the date and year first written above.

FLIR SYSTEMS, INC.,
an Oregon corporation


By /s/ J. Kenneth Stringer III
  ----------------------------------------
     J. Kenneth Stringer III
     President and Chief Executive Officer


INFRAMETRICS, INC.,
a Delaware corporation

By: /s/ Jay S. Teich
   ----------------------------------------
Name: Jay S. Teich
     --------------------------------------
Title: President
      -------------------------------------

Page 12- AMENDMENT TO SHAREHOLDERS AGREEMENT

SHAREHOLDERS:                       Advent Direct Investment Program Limited
                                    Partnership

                                    By:  Advent International Limited
                                         Partnership, General Partner

                                    By:  Advent International Corporation,
                                         General Partner

                                    By: /s/ Dennis R. Costello
                                       -----------------------------------
                                    Name: Dennis R. Costello
                                         ---------------------------------
                                    Title: Senior Vice President
                                          --------------------------------

                                    Advent Israel Limited Partnership

                                    By:  Advent International Limited
                                         Partnership, General Partner

                                    By:  Advent International Corporation,
                                         General Partner

                                    By: /s/ Dennis R. Costello
                                       -----------------------------------
                                    Name: Dennis R. Costello
                                         ---------------------------------
                                    Title: Senior Vice President
                                          --------------------------------

                                    Advent Israel (Bermuda) Limited Partnership

                                    By:  Advent International Limited
                                         Partnership, General Partner

                                    By:  Advent International Corporation,
                                         General Partner

                                    By: /s/ Dennis R. Costello
                                       -----------------------------------
                                    Name: Dennis R. Costello
                                         ---------------------------------
                                    Title: Senior Vice President
                                          --------------------------------

Page 13- AMENDMENT TO SHAREHOLDERS AGREEMENT

                                    EnviroTech Investment Fund I Limited
                                    Partnership

                                    By:  Advent International Limited
                                         Partnership, General Partner

                                    By:  Advent International Corporation,
                                         General Partner

                                    By: /s/ Dennis R. Costello
                                       -----------------------------------
                                    Name: Dennis R. Costello
                                         ---------------------------------
                                    Title: Senior Vice President
                                          --------------------------------

                                    Global Private Equity II Limited Partnership

                                    By:  Advent International Limited
                                         Partnership, General Partner

                                    By:  Advent International Corporation,
                                         General Partner

                                    By: /s/ Dennis R. Costello
                                       -----------------------------------
                                    Name: Dennis R. Costello
                                         ---------------------------------
                                    Title: Senior Vice President
                                          --------------------------------

                                    Commonwealth Capital Ventures Limited
                                    Partnership

                                    By:  Commonwealth Venture Partners, L.P.,
                                         its General Partner

                                    By: /s/ J. Hurst
                                       -----------------------------------
                                    Name: J. Hurst
                                         ---------------------------------
                                    Title: General Partner
                                          --------------------------------

Page 14- AMENDMENT TO SHAREHOLDERS AGREEMENT

                                    Orion Capital Holdings, Limited Partnership

                                    By:  Orion Capital Partners, L.P., General
                                         Partner

                                    By:  Eagle Capital Management Limited
                                         Partnership, General Partner

                                    By:  Eagle Capital Holdings, Inc., General
                                         Partner

                                    By: /s/ Steven A. Kandarian
                                       -----------------------------------
                                    Name: Steven A. Kandarian
                                         ---------------------------------
                                    Title: Managing Director
                                          --------------------------------

                                    M-K I Partnership, Limited Partnership

                                    By:  Orion Capital Partners, L.P., General
                                         Partner

                                    By:  Eagle Capital Management Limited
                                         Partnership, General Partner

                                    By:  Eagle Capital Holdings, Inc., General
                                         Partner

                                    By: /s/ Steven A. Kandarian
                                       -----------------------------------
                                    Name: Steven A. Kandarian
                                         ---------------------------------
                                    Title: Managing Director
                                          --------------------------------

                                    The Parthenon Group, Inc.

                                    By: /s/ Kelly G. Murphy
                                       -----------------------------------
                                    Name: Kelly G. Murphy
                                         ---------------------------------
                                    Title: Managing Director
                                          --------------------------------

                                    Inframetrics Investment Limited Partnership

                                    By: /s/ Jay S. Teich
                                       -----------------------------------
                                    Name: Jay S. Teich
                                         ---------------------------------
                                    Title: President
                                          --------------------------------

Page 15- AMENDMENT TO SHAREHOLDERS AGREEMENT

                                    Elbit Limited


                                    By: /s/ P. Kirshen
                                       -----------------------------------
                                    Name: P. Kirshen
                                         ---------------------------------
                                    Title: V.P. and General Counsel
                                          --------------------------------


                                    /s/ Azriel Biberstain
                                    --------------------------------------
                                    Azriel Biberstain

                                    /s/ Dan Manitakos
                                    --------------------------------------
                                    Dan Manitakos

                                    /s/ Detlev Suderow
                                    --------------------------------------
                                    Detlev Suderow

                                    /s/ Jay Teich
                                    --------------------------------------
                                    Jay Teich

                                    /s/ Andy Teich
                                    --------------------------------------
                                    Andy Teich

                                    /s/ Charlie Torrielli
                                    --------------------------------------
                                    Charlie Torrielli

Page 16- AMENDMENT TO SHAREHOLDERS AGREEMENT